PRESS RELEASE
                        For Immediate Release

Date:      July 18, 2006
Contact:   Bruce W. Teeters, Sr. Vice President
Phone:     (386) 274-2202
Facsimile: (386) 274-1223

          CONSOLIDATED TOMOKA ANNOUNCES SECOND QUARTER EARNINGS

      DAYTONA BEACH FLORIDA - Consolidated-Tomoka Land Co. (AMEX-CTO) today reported net income of $3,791,933 or $.67 per basic share for the quarter ended June 30, 2006, compared with net income of $851,126 or $.15 per basic share for 2005's same period. Earnings before depreciation, amortization and deferred taxes (EBDDT) totaled $.77 per share in 2006's second quarter, compared with a negative $.20 per share in 2005. For the six months ended June 30, 2006, net income totaled $1.05 per basic share and EBDDT totaled $1.46 per share. The comparable numbers for the first six months of 2005 were net income of $1.76 per basic share and EBDDT of $2.36 per share.

      EBDDT is being provided to reflect the impact of the Company's business strategy of investing in income properties utilizing tax deferred exchanges. This strategy generates significant amounts of depreciation and deferred taxes. The Company believes EBDDT is useful, along with net income, to understanding the Company's operating results.

     William H. McMunn, president and chief executive officer, stated, "Operating results for the second quarter reflect higher land sales profit including recognition of approximately $2,590,000 of profit deferred from prior period sales. Profits from income properties rose 25% compared to last year's same period. In mid-June, the Company acquired stores leased by Best Buy and Dick's Sporting Goods in Atlanta, Georgia, increasing the portfolio of net-lease properties to twenty-five. Also, positively impacting second quarter profits were decreased stock option expense accruals compared with 2005. Management continues to focus on closing a backlog of pending contracts during the balance of the year."

Consolidated-Tomoka Land Co. is a Florida-based Company primarily engaged in converting Company owned agricultural lands into a portfolio of income properties strategically located throughout the Southeast, and development, management and sale of targeted real estate properties. Visit our website at www.consolidatedtomoka.com

EARNINGS NEWS RELEASE

                                                         QUARTER ENDED
                                                   ----------------------------
                                                     JUNE 30,         JUNE 30,
                                                       2006            2005
                                                    ------------    ------------
REVENUES                                             $8,734,237     $6,367,019
                                                    ============    ============
NET INCOME BEFORE DISCONTINUED OPERATIONS AND
   CUMMULATIVE EFFECT OF CHANGE IN ACCOUNTING
   PRINCIPLE                                         $3,543,479        853,309

DISCONTINUED OPERATIONS (NET OF INCOME TAX)            $248,454        ($2,183)

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE          --             --
    (NET OF INCOME TAX)
                                                     -----------    ------------
NET INCOME                                           $3,791,933       $851,126
                                                     ===========    ============
BASIC EARNINGS PER SHARE:

NET INCOME BEFORE DISCONTINUED OPERATIONS AND
   CUMMULATIVE EFFECT OF CHANGE IN ACCOUNTING
   PRINCIPLE                                              $0.63          $0.15

DISCONTINUED OPERATIONS (NET OF INCOME TAX)               $0.04             --

CULULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE
  (NET OF INCOME TAX)                                        --             --
                                                     -----------    ------------
NET INCOME                                                $0.67          $0.15
                                                     ===========    ============
DILUTED EARNINGS PER SHARE:

NET INCOME BEFORE DISCONTINUED OPERATIONS AND
  CUMMULATIVE EFFECT OF CHANGE IN ACCOUNTING
  PRINCIPLE                                               $0.63          $0.14

DISCONTINUED OPERATIONS (NET OF INCOME TAX)               $0.04             --

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE
  (NET OF INCOME TAX)                                        --             --
                                                     -----------    ------------
NET INCOME                                                $0.67          $0.14
                                                     ===========    ============












                                                       SIX MONTHS ENDED
                                                 ----------------------------
                                                     JUNE 30,         JUNE 30,
                                                       2006            2005
                                                     -----------    ------------
REVENUES                                            $17,122,955    $29,673,941
                                                     ===========    ============
NET INCOME BEFORE DISCONTINUED OPERATIONS AND
   CUMMULATIVE EFFECT OF CHANGE IN ACCOUNTING
   PRINCIPLE                                         $5,948,381     $9,924,462

DISCONTINUED OPERATIONS (NET OF INCOME TAX)            $240,476         $9,097

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE
(NET OF INCOME TAX)                                   ($216,093) (1)
                                                     -----------    ------------
NET INCOME                                           $5,972,764      $9,993,559
                                                     ===========    ============
BASIC EARNINGS PER SHARE:

NET INCOME BEFORE DISCONTINUED OPERATIONS AND
CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE       $1.05          $1.76

DISCONTINUED OPERATIONS (NET OF INCOME TAX)               $0.04             --

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE      ($0.04) (1)        --
(NET OF INCOME TAX)
                                                     -----------    ------------
NET INCOME                                                $1.05          $1.76
                                                      ===========   ============
DILUTED EARNINGS PER SHARE:

NET INCOME BEFORE DISCONTINUED OPERATIONS AND
CUMMULATIVE EFFECT OF CHANGE IN ACCOUNTING
PRINCIPLE                                                 $1.05          $1.73

DISCONTINUED OPERATIONS (NET OF INCOME TAX)               $1.04             --

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE      ($0.04) (1)        --
                                                     -----------    ------------
NET INCOME                                                $1.05          $1.73
                                                     ===========    ============


		(1)	THE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE REPRESENTS THE
	 CHANGE IN ACCOUNTING FOR STOCK OPTIONS WITH THE ADOPTION OF FINANCIAL
	 ACCOUNTING STANDARDS BOARD STATEMENT NO. 123 (REVISED 2004).





PAGE>                           2



            RECONCILIATION OF NET INCOME TO EARNINGS BEFORE
             DEPRECIATION, AMORTIZATION, AND DEFERRED TAXES

                                                      QUARTER ENDED
                                                  -----------------------
                                                     JUNE 30,         JUNE 30,
                                                       2006            2005
                                                  ------------      ----------
Net Income                                           $3,791,933     $  851,126

Add Back:

     Depreciation and Amortization                      526,509        425,342

     Deferred Taxes                                      99,038     (2,383,638)

Earnings Before Depreciation,                        -----------    ------------
 Amortization, and Deferred Taxes                   $ 4,417,480    ($1,107,170)
                                                     ===========    ============
WEIGHTED AVERAGE SHARES OUTSTANDING                   5,675,911      5,663,898
                                                     ===========    ============
EBDDT PER SHARE                                           $0.77         ($0.20)
                                                     ===========    ============

                                                         SIX MONTHS ENDED
                                                     --------------------------
                                                     JUNE 30,         JUNE 30,
                                                       2006            2005
                                                     -----------    ------------
Net Income                                           $5,972,764     $9,933,559

Add Back:

     Depreciation and Amortization                    1,026,109        825,073

     Deferred Taxes                                   1,311,154      2,614,851
                                                     -----------    ------------
Earnings Before Depreciation,
 Amortization, and Deferred Taxes                    $8,310,027    $13,373,483
                                                     ===========    ===========
WEIGHTED AVERAGE SHARES OUTSTANDING                   5,681,631      5,656,888
                                                     ===========    ===========
EBDDT Per Share                                           $1.46          $2.36
                                                          =====          =====

EBDDT   Earnings Before Depreciation, Amortization, and Deferred Taxes. EBDDT is
not a measure of operating results or cash flows from operating activities as defined by accounting principles generally accepted in the United States of America. Further, EBDDT is not accepted in the United States of America
Further, EBDDT is not necessarily indicative of cash availability to fund cash needs and should not be considered as an alternative to fund cash flow as a measure of liquidity. The Company believes, however, that EBDDT provides relevant information about operations and is useful, along with net income, for an understanding of the Company's operating results. EBDDT is calculated by adding depreciation, amortization, and deferred income taxes to net income as they represent non-cash charges.

CONSOLIDATED-TOMOKA LAND CO.
                      CONSOLIDATED BALANCE SHEET

                                                    JUNE 30,        DECEMBER 31,
                                                       2006            2005
                                                    ------------    -----------
ASSETS
Cash                                                $    191,967   $  1,127,143
Restricted Cash                                                0      7,840,167
Investment Securities                                  8,759,227     14,341,097
Land and Development Costs                            10,848,455      9,142,551
Intangible Assets                                      5,296,617      4,591,944
Other Assets                                           5,760,919      5,205,415
                                                      ----------     ----------
                                                    $ 30,857,185    $42,248,317
                                                      ----------     ----------
Property, Plant and Equipment:
 Land, Timber and Subsurface Interests              $  2,629,265   $  2,280,355
 Golf Buildings, Improvements and Equipment           11,430,972     11,382,515
 Income Properties Land, Buildings and Improvements  104,819,695     91,656,972
 Other Building, Equipment and Land Improvements       2,219,273      1,769,407
                                                      ----------     ----------
  Total Property, Plant and Equipment                121,099,205    107,089,249
Less Accumulated Depreciation and Amortization        (6,845,322)    (6,079,090)
                                                      ----------     ----------
 Net - Property, Plant and Equipment                 114,253,883    101,010,159
                                                      ----------     ----------
 TOTAL ASSETS                                       $145,111,068   $143,258,476
                                                     ===========    ===========
LIABILITIES
Accounts Payable                                    $  1,461,429   $    248,698
Accrued Liabilities                                    7,555,922      6,083,047
Income Taxes Payable                                   1,915,892      5,157,171
Deferred Income Taxes                                 25,470,228     24,159,074
Deferred Profit                                        2,272,918      5,345,006
Notes Payable                                          7,863,051      7,297,593
                                                      ----------     ----------
     TOTAL LIABILITIES                              $ 46,539,440   $ 48,290,589
                                                      ----------     ----------
SHAREHOLDERS' EQUITY
Common Stock                                           5,687,949      5,667,796
Additional Paid in Capital                             2,506,182      4,168,865
Retained Earnings                                     90,499,266     85,435,246
Accumulated Other Comprehensive Loss                 (   121,769)   (   304,020)
                                                      ----------     ----------
     TOTAL SHAREHOLDERS' EQUITY                       98,571,628     94,967,887
                                                      ----------     ----------
     TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $145,111,068   $143,258,476
                                                     ===========    ===========
                                          4